UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 14, 2005
Date of Report

April 14, 2005
(Date of earliest event reported)

BUCYRUS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

333-16715
(Commission File number)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	39-0188050 (IRS Employer Identification No.)

P. O. BOX 500 1100 MILWAUKEE AVENUE SOUTH MILWAUKEE, WISCONSIN (Address of Principal Executive Offices)	53172 (Zip Code)

(414) 768-4000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

and

Item 7.01. Regulation FD Disclosure.

        The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure”.

        On April 14, 2005, Bucyrus International, Inc. (the “Company”) issued a press release announcing summary unaudited results for the three months ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of the Registrant, dated April 14, 2005, announcing summary unaudited results for the three months ended March 31, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC. By: /s/ Craig R. Mackus —————————————— Name: Craig R. Mackus Title: Chief Financial Officer, Secretary and Controller

Dated: April 14, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant, dated April 14, 2005, announcing summary unaudited results for the three months ended March 31, 2005.